UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K/A
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 10, 2016

American CareSource Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33094	20-0428568
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

55 Ivan Allen Jr. Blvd, Suite 510, Atlanta, Georgia 30308
(Address of Principal Executive Offices) (Zip Code)

(404) 465-1000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 16, 2016, American CareSource Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report under Item 2.02 the announcement via press release of its financial results as of and for the three months ended March 31, 2016. The Company intended to furnish the press release as Exhibit 99.1 to the Original Filing, however the Company’s financial printer incorrectly attached a prior press release of the Company as Exhibit 99.1.  This Amendment to the Original Form 8-K furnishes the proper Exhibit 99.1.

Item 2.02. Results of Operations and Financial Condition.

On May 10, 2016, American CareSource Holdings, Inc. (the “Company”) announced via press release its financial results as of and for the three months ended March 31, 2016. A copy of that press release is being furnished herewith as Exhibit 99.1 and is hereby incorporated by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release of American CareSource Holdings, Inc. dated May 10, 2016, announcing its financial results as of and for the three months ended March 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American CareSource Holdings, Inc.

Date: May 16, 2016	By:	/s/ Adam S. Winger
Name: Adam S. Winger
Title: President and Chief Executive Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of American CareSource Holdings, Inc. dated May 10, 2016, announcing its financial results as of and for the three months ended March 31, 2016.